ING INVESTORS TRUST

ING PIMCO Total Return Bond Portfolio

(“Portfolio”)

Supplement dated November 4, 2013

to the Portfolio’s Adviser Class (“Class ADV”) Prospectus,

Institutional Class (“Class I”) Prospectus, Service Class (“Class S”) Prospectus

and Service 2 Class (“Class S2”) Prospectus,

each dated April 30, 2013; and

to the Portfolio’s Class ADV Summary Prospectus, Class I Summary Prospectus,

Class S Summary Prospectus and Class S2 Summary Prospectus,

each dated April 30, 2013

 (each a “Prospectus” and collectively “Prospectuses”)

1.             On October 22, 2013, a majority of the Board of Trustees of ING Investors Trust (“Board”) approved a proposal to reorganize the Portfolio with and into the following “Surviving Portfolio” (the “Reorganization”):

Portfolio	Surviving Portfolio
ING PIMCO Total Return Bond Portfolio	ING Intermediate Bond Portfolio

The proposed Reorganization is subject to approval by shareholders of the Portfolio. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Portfolio’s shareholders on or about December 20, 2013, and a shareholder meeting is scheduled to be held on or about January 28, 2014. The Portfolio will notify shareholders if shareholder approval of the proposed Reorganization is not obtained. If shareholder approval of the proposal is obtained, it is expected that the Reorganization will take place on or about March 21, 2014.

Following the Reorganization you will hold shares of ING Intermediate Bond Portfolio.  For more information regarding ING Intermediate Bond Portfolio, please contact a Shareholder Services representative or your financial professional.

2.             In addition, on October 22, 2013, contingent upon shareholder approval of the proposed Reorganization, a majority of the Board approved a change with respect to the Portfolio’s sub-adviser from Pacific Investment Management Company LLC (“PIMCO”) to ING Investment Management Co. LLC (“ING IM”) with related changes to the Portfolio’s name and principal investment strategies. ING IM is also the sub-adviser for ING Intermediate Bond Portfolio.

Effective on or about the close of business of February 4, 2014, ING IM will begin managing the Portfolio and the Portfolio will have the same sub-adviser and principal investment strategies as ING Intermediate Bond Portfolio. In conjunction with the change to the Portfolio’s sub-adviser, William H. Gross will be removed as the portfolio manager for the Portfolio, and Christine Hurtsellers and Matthew Toms will be added as portfolio managers to the Portfolio.

Effective on the close of business February 4, 2014, the Portfolio’s Prospectuses are hereby revised as follows:

a.              All references to “ING PIMCO Total Return Bond Portfolio” are hereby deleted and replaced with “ING Total Return Bond Portfolio.”

b.              The section entitled “Principal Investment Strategies” of the summary section of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of debt instruments of varying maturities which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The types of debt instruments in which the Portfolio may invest, include but are not limited to, corporate, government, and mortgage bonds, which, at the time of purchase, are rated investment-grade (e.g., rated at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated.

Although the Portfolio may invest a portion of its assets in high-yield (high risk) debt instruments, commonly referred to as “junk bonds,” rated below investment-grade, the Portfolio will seek to maintain a minimum average portfolio quality rating of at least investment-grade. Generally, the sub-adviser (“Sub-Adviser”) maintains a dollar-weighted average duration between three and ten years. Duration is the most commonly used measure of risk in debt instruments as it incorporates multiple features of the debt instruments (e.g., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a debt security to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the debt instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for the debt instrument prices. For example, the price of a bond with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of five years would be expected to rise approximately 5% if interest rates drop by one percentage point.

The Portfolio may also invest in: preferred stocks; high quality money market instruments; municipal bonds; debt instruments of foreign issuers (including those located in emerging market countries); securities denominated in foreign currencies; foreign currencies; mortgage-backed and asset-backed securities; bank loans and floating rate secured loans (“Senior Loans”); and derivatives including futures, options, and swaps involving securities, securities indices and interest rates, which may be denominated in the U.S. dollar or foreign currencies. The Portfolio typically uses derivatives to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the Portfolio.

The Portfolio may seek to obtain exposure to the securities in which it invests by entering into a series of purchase and sale contracts or through other investment techniques such as buy backs and dollar rolls.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser believes that relationships between the drivers of debt instrument returns change over time and that recognizing this is key to managing debt instrument assets.

Therefore, the Sub-Adviser employs a dynamic investment process that balances top-down macro-economic considerations and fundamental bottom-up analysis during the steps of its investment process - sector allocation, security selection, duration and yield curve management. This includes leveraging proprietary qualitative analysis along with quantitative tools throughout the portfolio construction process.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Pending Merger - On October 22, 2013, a majority of the Portfolio’s Board of Trustees approved a proposal to reorganize the Portfolio into ING Intermediate Bond Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place on or about March 21, 2014. The Portfolio may engage in transition management techniques prior to the closing of the reorganization during which time the Portfolio may not pursue its investment objective and investment strategies. Shareholders will be notified if the reorganization is not approved.  After the reorganization you will hold shares of ING Intermediate Bond Portfolio. For more information regarding ING Intermediate Bond Portfolio, please contact a Shareholder Services representative or your financial professional.

c.               The section entitled “Principal Risks” of the summary section of the Portfolio’s Prospectus is hereby deleted and replaced with the following:

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Call During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Company The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

High-Yield Securities Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest in Loans The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Investment Model The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Mortgage- and/or Asset-Backed Securities Defaults on or the low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities.

Municipal Obligations The municipal market in which the Portfolio invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

Other Investment Companies The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Prepayment and Extension Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

U.S. Government Securities and Obligations U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

d.              The section entitled “Portfolio Management” of the summary section of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC
Portfolio Managers
Christine Hurtsellers, CFA	Matthew Toms, CFA
Portfolio Manager (since 02/14)	Portfolio Manager (since 02/14)

e.               The subsection entitled “Management of the Portfolios — ING PIMCO High Yield Portfolio and ING PIMCO Total Return Bond Portfolio” of the Portfolio’s Prospectuses is hereby amended to remove all references to “ING PIMCO Total Return Bond Portfolio.”

f.                The sub-section entitled “Management of the Portfolios — ING Global Resources Portfolio, ING Large Cap Growth Portfolio, ING Large Cap Value Portfolio, ING Limited Maturity Bond Portfolio, and ING U.S. Stock Index Portfolio” of the Portfolio’s Prospectuses is hereby amended to add ING Total Return Bond Portfolio and to add the following paragraphs:

The following individuals are jointly responsible for the day-to-day management of ING Total Return Bond Portfolio.

Christine Hurtsellers, CFA, Portfolio Manager, has been with ING IM since 2005 and leads the fixed-income business for ING IM. From 1999 to 2005, Ms. Hurtsellers worked at Freddie Mac® where she managed adjustable-rate mortgages, mortgage-backed securities, collateralized mortgage obligations, and mortgage derivatives portfolios. Ms. Hurtsellers also managed portfolios for Alliance Capital Management and Banc One.

Matthew Toms, CFA, Portfolio Manager, joined ING IM in September, 2009 as Senior Vice President and Head of U.S. Public Fixed-Income Investments. In this role, Mr. Toms directly oversees the investment teams responsible for investment-grade corporate, high-yield corporate, structured product, and money market strategies for the general account as well as external client business; as well as ensures coordination of credit strategies across developed and emerging markets. Prior to joining ING IM, Mr. Toms was employed by Calamos Investments from March, 2007 to September, 2009, where he established and grew their fixed-income business. From May, 2000 to March, 2007, Mr. Toms was employed by Northern Trust and Lincoln National in various different roles.

Historical sub-adviser/name and strategies information:

Effective Date	Fund Name	Sub-Adviser
02/04/2014*	ING Total Return Bond Portfolio	ING Investment Management Co. LLC
05/01/2009	ING PIMCO Total Return Bond Portfolio	Pacific Investment Management Company LLC
05/01/2001**	ING PIMCO Core Bond Portfolio	Pacific Investment Management Company LLC

*   The Sub-Adviser change resulted in a corresponding change to the Portfolio’s name and principal investment strategies. Performance prior to the effective date is attributable to the previous Sub-Adviser.

**  Change to principal investment strategies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING INVESTORS TRUST

ING PIMCO Total Return Bond Portfolio

(“Portfolio”)

Supplement dated November 4, 2013

to the Portfolio’s Adviser Class (“Class ADV”), Service Class (“Class S”),

Institutional Class (“Class I”), and Service 2 Class (“Class S2”)

Statement of Additional Information (“SAI”)

dated April 30, 2013

1.             On October 22, 2013, a majority of the Board of Trustees of ING Investors Trust (“Board”) approved a proposal to reorganize the Portfolio with and into the following “Surviving Portfolio” (the “Reorganization”):

Portfolio	Surviving Portfolio
ING PIMCO Total Return Bond Portfolio	ING Intermediate Bond Portfolio

The proposed Reorganization is subject to approval by shareholders of the Portfolio. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Portfolio’s shareholders on or about December 20, 2013, and a shareholder meeting is scheduled to be held on or about January 28, 2014. The Portfolio will notify shareholders if shareholder approval of the proposed Reorganization is not obtained. If shareholder approval of the proposed Reorganization is obtained, it is expected that the Reorganization will take place on or about March 21, 2014.

Following the Reorganization you will hold shares of ING Intermediate Bond Portfolio.  For more information regarding ING Intermediate Bond Portfolio, please contact a Shareholder Services representative or your financial professional.

2.             In addition, on October 22, 2013, contingent upon shareholder approval of the Reorganization, a majority of the Board approved a change with respect to the Portfolio’s sub-adviser from Pacific Investment Management Company LLC (“PIMCO”) to ING Investment Management Co. LLC (“ING IM”) with related changes to the Portfolio’s name and principal investment strategies. ING IM is also the sub-adviser for ING Intermediate Bond Portfolio.

Effective on or about the close of business of February 4, 2014, ING IM will begin managing the Portfolio and the Portfolio will have the same sub-adviser and principal investment strategies as ING Intermediate Bond Portfolio. In conjunction with the change to the Portfolio’s sub-adviser, William H. Gross will be removed as the portfolio manager for the Portfolio, and Christine Hurtsellers and Matthew Toms will be added as portfolio managers to the Portfolio.

Effective on the close of business of February 4, 2014, the Portfolio’s SAI is hereby revised as follows:

a.              All references to “ING PIMCO Total Return Bond Portfolio” are hereby deleted and replaced with “ING Total Return Bond Portfolio.”

b.              All references to William H. Gross as portfolio manager for the Portfolio are hereby deleted.

c.               All references to “Pacific Investment Management Company LLC” and “PIMCO” serving as sub-adviser to the Portfolio are hereby deleted and replaced with “ING Investment Management Co. LLC” or “ING IM.”

d.              The subsection entitled “Non-Fundamental Investment Restrictions” of the Portfolio’s SAI is hereby deleted and replaced with the following:

ING Total Return Bond Portfolio

The Portfolio:

1.              may not make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Portfolio as described in this SAI and in the Prospectuses;

2.              may invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof):

3.              may not invest in companies for the purpose of exercising control or management;

4.              may not purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other materials;

5.              may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be sold or disposed of promptly within seven days in the ordinary course of business at approximately the value ascribed to it by the Portfolio. Such securities include, but are not limited to, fixed-time deposits and repurchase agreements with maturities longer than seven days.  Securities that may be resold under Rule144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

6.              may invest more than 15% of the total of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor’s Rating Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, considered by the Adviser or Sub-Adviser to be of comparable quality);

7.              may not invest in foreign debt securities for purposes other than temporary and defensive or cash management and only when such are of high quality and short duration;

8.              may not invest more than 15% of its net assets in synthetic convertible securities and such securities must be rated A or higher by Moody’s or S&P;

9.   may invest more than 10% of its net assets in securities of supranational agencies.

e.               The line item with respect to ING IM in the table of the sub-section entitled “Sub-Advisers — Sub-Advisory Fees” of the Portfolio’s SAI is hereby revised to include the following:

2

Sub-Adviser	Portfolio	Sub-Advisory Fee
ING IM	ING Total Return Bond	0.231% of the Portfolio’s average daily net assets

f.                The sub-section entitled “Portfolio Managers — ING Bond Portfolio, ING Global Resources Portfolio, ING Large Cap Growth Portfolio, ING Large Cap Value Portfolio, ING Limited Maturity Bond Portfolio, ING Liquid Assets Portfolio, and ING U.S. Stock Index Portfolio” is hereby amended to add ING Total Return Bond Portfolio and to add the following paragraphs:

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the Portfolio Managers as of September 30, 2013:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Christine Hurtsellers	10	$5,670,013,850	33	$8,634,612,664	21	$8,440,109,433
Matthew Toms	9	$8,730,229,791	32	$8,604,361,986	18	$7,993,384,726

Portfolio Manager Ownership of Securities

Portfolio Manager	Dollar Range of Fund Shares Owned
Christine Hurtsellers	None
Matthew Toms	None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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